SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 19, 2006


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056


                      Incorporated in the State of Delaware


                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01  Other Events.

         The registrant announced in a press release issued December 18, 2006 that it had been advised today that the assets in liquidation of Chart Studio Publishing (PTY) Ltd, Johannesburg, South Africa, were sold at auction by Court-appointed Liquidators to a successful bidder from Capetown, South Africa. The Company, whose bid was exceeded by a narrow margin, had been in negotiation with Chart Studio's management since September, prior to Chart Studio's filing in liquidation, for the purchase of substantially all its assets.


Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         99.9     Press release of the Registrant, dated December 18, 2006.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRUDY CORPORATION

Date:   December 19, 2006              By /s/ ASHLEY C. ANDERSEN
                                          -------------------------------------
                                          Ashley C. Andersen,
                                          Chief Executive Officer